Exhibit 10.1 (xi)

ELEVENTH AMENDMENT TO

SECOND AMENDED AND RESTATED AGREEMENT

OF LIMITED PARTNERSHIP OF

DUKE REALTY LIMITED PARTNERSHIP

The undersigned, as the General Partner of Duke Realty Limited Partnership (the “Partnership”), hereby amends the Partnership’s Second Amended and Restated Agreement of Limited Partnership, as heretofore amended (the “Partnership Agreement”), pursuant to Sections 4.02(a) and 9.05(a)(v) of the Partnership Agreement, to (a) de-designate all series of preferred units that were designated as Series B Cumulative Step-Up Premium Rate Preferred Units, and (b) delete those exhibits designating and setting forth the rights of the Partnership’s previously issued Series B Cumulative Step-Up Premium Rate Preferred Units, which series has since been redeemed in full and no units of which series are any longer outstanding.  In all other respects, the Partnership Agreement shall continue in full force and effect as amended hereby.  Any capitalized terms used in this Amendment and not defined herein have the meanings given to them in the Partnership Agreement.

[SIGNATURE PAGE TO ELEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

OF DUKE REALTY LIMITED PARTNERSHIP]

Dated: October 4, 2007	DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership

	By:	DUKE REALTY CORPORATION, an Indiana corporation, its sole general partner

	By:	/s/ Howard L. Feinsand
Howard L. Feinsand
Executive Vice President, General
Counsel and Corporate Secretary